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                                                                   EXHIBIT 10(g)

                                                                        NO. 01-1
                             REX Stores Corporation

                                  NONQUALIFIED
                             EXECUTIVE STOCK OPTION


         REX Stores Corporation (the "Company") hereby grants to STUART A. ROSE (the "Optionee"), effective April 17, 2001 (the "Effective Date"), as a matter of separate inducement and agreement in connection with Optionee's employment by the Company, and not in lieu of any salary or other compensation for his services, an option to purchase a maximum of Five Hundred Thousand (500,000) shares of its Common Stock, One Cent ($.01) par value (the "Shares"), at a price of $18.015 per share, subject to the following terms and conditions:

         1. Time of Exercise. This option may not be exercised prior to the first anniversary of the Effective Date. On or after December 31, 2003, this option shall be exercisable only up to a maximum of one-third (1/3) of the total number of Shares originally subject to the option, or One Hundred Sixty-six Thousand Six Hundred Sixty-six (166,666) shares. On or after December 31, 2004, this option shall be exercisable only up to a maximum of two-thirds (2/3) of the total number of Shares originally subject to the option, or Three Hundred Thirty-three Thousand Three Hundred Thirty-two (333,332) Shares. On or after December 31, 2005, the option shall be exercisable in full.

         Notwithstanding anything to the contrary herein contained, so long as the Optionee shall be employed by the Company or any of its subsidiaries, this option may not be exercised if, in the opinion of counsel for the Company, the issuance of the Shares pursuant thereto, either alone or in combination with the issuance of other securities by the Company, would constitute a violation of applicable federal or state securities laws or regulations or orders thereunder. In the event this option may not otherwise be exercised by reason of the foregoing sentence, the Company shall use its best efforts to register said shares with the Securities and Exchange Commission on Form S-8 (or successor form) as soon as practicable after said form may be used by the Company and,




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concurrently therewith, to take such steps as may be necessary to comply with applicable state securities laws in connection with such issuance.

         2. Term of Option. This option shall expire on the tenth (10th) anniversary of the effective date of this Agreement.

         3. Methods of Exercise. This option shall be exercisable by a written notice in the form attached hereto as Exhibit "A", which specifies the number of Shares to be purchased. Upon receipt of payment acceptable to the Company for the Shares, the Company will thereafter deliver or cause to be delivered to the Optionee (or any other individual or individuals exercising this option if permitted under the terms of this option) at the office of the Company, a certificate or certificates for the number of Shares with respect to which this option is being exercised, registered in the name of the Optionee or other individual or individuals exercising the option (if permitted under this option), provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee (or other individual or individuals exercising this option if permitted under the terms of this option) to take any action in connection with the Shares then being purchased, the delivery of the certificate or certificates for such shares shall be delayed for the period necessary to take and complete such action.

         4. Purchase for Investment. This option is granted on the condition that the purchase of Shares of stock hereunder shall be for the account of the Optionee (or other individuals or individuals exercising this option) for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if the offering of Shares subject to the option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such shares may be resold without registration. At the time of any exercise of the option, the Optionee (or other individual or individuals exercising this option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee's (or such other individual's) familiarity with restrictions on the resale of the shares under applicable securities laws.

         5. Non-Transferability. This option may not be sold, pledged, hypothecated, or transferred by the Optionee, except as otherwise provided in Paragraph 6(iii) herein.

         6. Termination of Options. This Agreement, and the options granted hereunder, shall terminate and may no longer be exercised

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if the Optionee ceases for any reason to be an employee of the Company, or any of its subsidiaries, except that:

                  (i) If the Optionee's employment shall have been terminated for any reason other than cause, disability or death, he may at any time within a period of one hundred eighty (180) days after such termination of employment exercise his option to the extent permitted in Paragraph 1 of this Agreement on the date of termination of his employment; and/or

                  (ii) If the Optionee's employment shall have been terminated because of disability, he may at any time within a period of one (1) year after such termination of employment exercise his option to the extent permitted in Paragraph 1 of this Agreement on the date of termination of his employment; and/or

                  (iii) If the Optionee dies at a time when the option was exercisable by him, then his estate, personal representative or beneficiary to whom it has been transferred may, within six (6) months following the death, exercise the option to the extent permitted in Paragraph 1 of this Agreement at the time of Optionee's death, provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

         7. Rights as Shareholder. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this option until the date of issuance of a stock certificate to him for such Shares.

         8. Stock Dividends; Splits; Stock Combination; Recapitalization. Appropriate adjustment shall be made in the maximum number of Shares of Common Stock subject to this option and in the number, kind, and option price of Shares covered by outstanding options granted hereunder to give effect to any stock dividends or other distribution, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Effective Date.

         9. Merger; Sale of Assets; Dissolution. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be subject to options granted hereunder and the price per share thereof shall be appropriately adjusted in such a manner as the Board of Directors of the Company may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. If the Company at any time should elect to dissolve, sell all or substantially all of its assets, undergo a reorganiza-

                                      -3-




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tion, or merge or consolidate with any corporation and the Company is not the surviving corporation, then (unless in the case of a reorganization, merger, or consolidation, the surviving corporation assumes the optionees' rights hereunder or issues substantially equivalent substitute rights in place hereof) the Optionee shall be notified by the Company of his right to exercise all outstanding options prior to any such dissolution, sale, reorganization, merger or consolidation. The failure to exercise such outstanding options within thirty
(30) days of such notification shall cause the option hereunder to be terminated.

         10. Effect of the Option on Employment Relationship. This option shall in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company and the Optionee. Nothing contained herein shall be construed as conferring upon the Optionee any right to continue in the employ of the Company.

         11. Acceleration of Exercise Date Upon Change In Control. Notwithstanding anything to the contrary herein, upon the occurrence of a Change in Control (as defined in the Company's 1999 Omnibus Stock Incentive Plan), this option, if outstanding at such time, shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

         12. General. This option shall be governed by and be construed in accordance with the laws of the State of Ohio.

         IN WITNESS WHEREOF, the Company has caused this Stock Option to be executed this 17th day of April, 2001.

                                             REX Stores Corporation



                                             By /s/ Edward M. Kress
                                               -------------------------------
                                               Edward M. Kress, Secretary


                                             /s/ Stuart A. Rose
                                             ---------------------------------
                                             Stuart A. Rose

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                                    EXHIBIT A

                          WRITTEN NOTICE OF EXERCISE OF
                                  STOCK OPTION
                             REX Stores Corporation


         The undersigned hereby exercises his option granted to him pursuant to the 2001 Nonqualified Executive Stock Option No. 01-1, subject to and in accordance with the terms and conditions thereof, to purchase ________________ shares of the Common Stock of REX Stores Corporation, at a price of $18.015 per share, said number of shares not to exceed the number permitted in Paragraph 1 of the Option. The undersigned hereby makes payment to REX Stores Corporation of the purchase price in full. Kindly issue all shares to the undersigned and deliver to the undersigned at the address stated below.

                  Name:    Stuart A. Rose

                  Address:  2875 Needmore Road, Dayton, Ohio 45414

                  Social Security Number:   ###-##-####

                  Signature:
                             --------------------------------------
                  Purchase Price Attached:
                                           ------------------------


Dated:
       --------------------------------